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                                                                   EXHIBIT 10.1


                      AMENDED AND RESTATED CREDIT AGREEMENT

         THIS AMENDMENT AND RESTATEMENT of the Credit Agreement referred to below (this "Amended and Restated Credit Agreement"), is made and entered into as of this 24th day of June, 1998 by and among CORRECTIONS CORPORATION OF AMERICA, a corporation organized under the laws of Tennessee (the "Borrower"), the Subsidiaries of the Borrower identified on the signature pages hereto (collectively, the "Guarantors"), the Lenders (including certain of the Existing Lenders, as defined below) who are or may become party to this Amended and Restated Credit Agreement (the "Lenders"), FIRST UNION NATIONAL BANK, as the administrative agent (the "Administrative Agent") for the Lenders, CANADIAN IMPERIAL BANK OF COMMERCE, as documentation agent (the "Documentation Agent") and NATIONSBANK, N.A., as syndication agent (the "Syndication Agent").

                              Statement of Purpose

         Pursuant to the Credit Agreement dated as of September 6, 1996 (as amended by the Amendment and Waiver dated as of July 18, 1997, and as further amended, restated or otherwise modified prior to the date hereof the "Credit Agreement"), by and among the Borrower, the lenders party thereto (the "Existing Lenders") and the Administrative Agent, the Existing Lenders have extended certain credit facilities to the Borrower pursuant to the terms thereof.

         The Borrower has requested that the Lenders (including certain of the Existing Lenders) enter into this Amended and Restated Credit Agreement for the purpose of (a) increasing the Aggregate Commitment (as defined in the Credit Agreement) from $170 million to $350 million and (b) further amending and restating the Credit Agreement on the terms and conditions set forth more fully below.

         Pursuant to the terms hereof, the Lenders have agreed to enter into this Amended and Restated Credit Agreement.

         NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

         SECTION 1. Definitions. All capitalized undefined terms used in this Amended and Restated Credit Agreement shall have the meanings assigned thereto in the Credit Agreement.

         SECTION 2.  Amendments to the Credit Agreement.

         (a) The preamble and recitals of the Credit Agreement are hereby deleted in their entirety and replaced with the preamble and statement of Purpose of this Amended and Restated Credit Agreement.

         (b) Section 1.1 of the Credit Agreement is hereby amended by deleting the following definitions in their entirety and substituting the following in lieu thereof:


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                  "Aggregate Commitment" means the aggregate amount of the
Lenders' Commitments hereunder, as such amount may be reduced or modified at any time or from time to time pursuant to Section 2.6. On the Effective Date, the Aggregate Commitment shall be Three Hundred and Fifty Million Dollars ($350,000,000).

                  "Agreement" means the Amended and Restated Credit Agreement.

                  "Amended and Restated Credit Agreement" means the Credit Agreement as amended and restated on the Effective Date.

                  "L/C Commitment" means the lesser of (a) Two Hundred Twenty-Five Million Dollars ($225,000,000) and (b) the Aggregate Commitment.

                  "L/C Obligations" means at any time, the Dollar Amount equal to the sum of (a) the aggregate undrawn and unexpired amount of the then outstanding Letters of Credit and (b) the aggregate amount of drawings under Letters of Credit which have not then been reimbursed pursuant to Section 3.5.

                  "Letters of Credit" shall mean the collective reference to Dollar Letters of Credit and Alternative Currency Letters of Credit or either such Letters of Credit, as applicable.

                  "Issuing Lender" means, (a) with regard to any Dollar Letter of Credit, First Union and (b) with regard to any Alternative Currency Letter of Credit, the Administrative Agent's Correspondent, each in its capacity as issuer of any such Dollar Letter of Credit, or Alternative Letter of Credit, as applicable, or any successor thereto.

         (c) Section 1.1 of the Credit Agreement is hereby amended by inserting the following definitions in correct alphabetical order:

                  "Administrative Agent's Correspondent" means First Union National Bank, London Branch, or any other financial institution designated by the Administrative Agent to act as its correspondent hereunder with respect to the distribution and payment of Alternative Currency Letters of Credit.

                  "Agecroft Prison Transaction" means the collective reference to the transactions set forth of Schedule 1.1(b) hereto, including, without limitation, the formation and capitalization of Agecroft Properties, Inc.

                  "Agecroft Prison" means the correctional facility to be constructed pursuant to the Agecroft Prison Transaction.

                  "Agecroft Prison Spin-off" means the planned sale of (i) all of the issued and outstanding capital stock of Agecroft Properties, Inc. and
(ii) the note evidencing the loan by the Borrower to Agecroft Properties, Inc. to CCA Prison Realty Trust upon the completion of the construction of Agecroft Prison, as contemplated in the Agecroft Prison Transaction.



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                  "Agecroft Properties, Inc." means the Wholly-Owned Subsidiary of the Borrower to be formed and capitalized pursuant to the Agecroft Prison Transaction.

                  "Alternative Currency" means Pounds Sterling, and, with the prior written consent of the Administrative Agent and the Required Lenders (which consent shall be deemed given for the Letter of Credit issued to First National Bank of Southern Africa by First Union National Bank (the "South Africa L/C") on April 2, 1998 denominated in South Africa Rand in the Dollar Amount of $1,787,400 as of the date of issuance), any other lawful currency (other than Dollars) which is freely transferable and convertible into Dollars in the United States currency market and freely available to all of the Lenders in the London interbank deposit market.

                  "Alternative Currency L/C Commitment" means the lesser of (a) One Hundred Twenty Five Million Dollars ($125,000,000) and (b) the L/C Commitment.

                  "Alternative Currency Letters of Credit" shall have the meaning assigned thereto in Section 3.1 and shall include the South Africa L/C. Each of the parties hereto hereby agree that the South Africa L/C shall be deemed to be an Alternative Currency Letter of Credit issued hereunder.

                  "Dollar Amount" shall mean (i) with regard to any Obligation denominated in Dollars, the amount thereof and (ii) with regard to any Obligation denominated in an Alternative Currency, the amount of Dollars which is equivalent to the amount so expressed in an Alternative Currency at the most favorable spot exchange rate determined by the Administrative Agent to be available to it at the relevant time.

                  "Dollar Letters of Credit" shall have the meaning assigned thereto in Section 3.1.

                  "Effective Date" shall have the meaning given thereto in the Amended and Restated Credit Agreement dated as of June 24, 1998, by and among the Borrower, the Lender, the Administrative Agent, the Documentation Agent and the Syndication Agent.

                  "Notice of Account Designation" shall mean the most recent notice substantially in the form of Exhibit J hereto (a "Notice of Account Designation") delivered by the Borrower to the Administrative Agent.

         (d) Schedule 1.1 is hereby deleted in its entirety and Schedule 1.1 attached hereto shall be substituted in lieu thereof.

         (e) Section 1.3 is hereby amended by inserting the following as a new clause (c) at the end of such Section 1.3:

                  "(c) Any reference or usage of the word "amount" herein as it pertains to any Obligation denominated in an Alternative Currency shall be deemed to be a reference or usage of the term "Dollar Amount."



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         (f) Section 2.3(a) is hereby amended by deleting the number
"$2,500,000" in the twelfth line thereof and substituting the number "$5,000,000" in lieu thereof.

         (g) Section 2.4(b) is hereby amended by (i) inserting "(i)" immediately following the title of such Section 2.4(b), (ii) inserting the phrase "for any reason, including without limitation currency fluctuations" immediately after the phrase "exceeds the Aggregate Commitment" in line three thereof and (iii) by inserting the following text at the end of Section 2.4(b):

                  "(ii) Excess Alternative Currency Letters of Credit. If at any time and for any reason the outstanding principal Dollar Amount of all outstanding Alternative Currency Letters of Credit exceeds the lesser of (A) the L/C Commitment less the sum of the outstanding principal amount of all L/C Obligations and (B) the Alternative Currency L/C Commitment, then the Borrower shall deposit an amount in Dollars equal to such excess with the Administrative Agent to be held as cash collateral in accordance with Section 11.2(b)."

         (h)      Section 2.4 is hereby amended by adding the following clause
(e) at the end of such Section:

                  "(e) Mandatory Repayment of Proceeds of the Agecroft Prison Spin-off. Within ten (10) Business Days after the consummation of the Agecroft Prison Spin-off, the Borrower shall pay to the Administrative Agent for the account of the Lenders, one hundred percent (100%) of the Net Cash Proceeds received from such transaction. Such repayment shall be applied to reduce the outstanding principal amount of the Revolving Credit Loans, and shall be accompanied by any amount required to be paid pursuant to Section 4.9 hereof."

         (i) Section 2.7 is amended by inserting the following text at the end of such Section 2.7:

                  "Notwithstanding any of the foregoing to the contrary, the Credit Facility shall automatically terminate, and all Obligations shall become immediately due and payable, upon the closing of the proposed merger of the Borrower with CCA Prison Realty Trust or any of its Subsidiaries."

         (j) Section 3.1 is hereby deleted in its entirety and the following Section 3.1 substituted in lieu thereof:



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                           "SECTION 3.1. L/C Commitment. Subject to the terms
                  and conditions hereof, the Issuing Lender, in reliance on the agreements of the other Lenders set forth in Section 3.4(a), agrees to issue standby or direct pay letters of credit denominated in Dollars ("Dollar Letters of Credit") for the account of the Borrower on any Business Day from the Closing Date through but not including the Revolving Termination Date or denominated in any Alternative Currency, as applicable, ("Alternative Currency Letters of Credit") for the account of the Borrower on any Business Day from the Effective Date through but not including the Revolving Termination Date, in each case in such form as may be approved from time to time by the Issuing Lender; provided, that the Issuing Lender shall have no obligation to issue any Letter of Credit if, after giving effect to such issuance, (a) the L/C Obligations would exceed the L/C Commitment, (b) the L/C Obligations on account of Alternative Currency Letters of Credit would exceed the Alternative Currency L/C Commitment or (c) the Available Commitment of any Lender would be less than zero. Each Letter of Credit (i) that is a Dollar Letter of Credit shall be denominated in Dollars in a minimum amount of $1,000,000, (ii) that is an Alternative Currency Letter of Credit shall be denominated in an Alternative Currency in a minimum Dollar Amount of $1,000,000, (iii) be a standby or direct pay letter of credit issued to support obligations of the Borrower or any of its Subsidiaries, contingent or otherwise, incurred in the ordinary course of business (including without limitation in support of obligations in connection with Project Related
                  Debt) (iv) expire on a date satisfactory to the Issuing Lender, which date shall be no later than the Revolving Termination Date and (v) be subject to the Uniform Customs and, to the extent not inconsistent therewith, the laws of the State of North Carolina. The Issuing Lender shall not at any time be obligated to issue any Letter of Credit hereunder if such issuance would conflict with, or cause the Issuing Lender or any L/C Participant to exceed any limits imposed by, any Applicable Law. References herein to "issue" and derivations thereof with respect to Letters of Credit shall also include extensions or modifications of any existing Letters of Credit, unless the context otherwise requires."

         (k) Section 3.2 is hereby deleted in its entirety and the following Section 3.2 substituted in lieu thereof:



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                           "SECTION 3.2. Procedure for Issuance of Letters of
                  Credit. The Borrower may from time to time request that the Issuing Lender issue a Letter of Credit by delivering to the Issuing Lender at the Administrative Agent's Office, or the office of the Administrative Agent's Correspondent, as applicable, an Application therefor, completed to the satisfaction of the Issuing Lender, and such other certificates, documents and other papers and information as the Issuing Lender may request. Upon receipt of any Application, the Issuing Lender shall process such Application and the certificates, documents and other papers and information delivered to it in connection therewith in accordance with its customary procedures and shall, subject to
                  Section 3.1 and Article V hereof, promptly issue the Letter of Credit requested thereby (but in no event shall the Issuing Lender be required to issue any Letter of Credit earlier than three Business Days after its receipt of the Application therefor and all such other certificates, documents and other papers and information relating thereto) by issuing the original of such Letter of Credit to the beneficiary thereof or as otherwise may be agreed by the Issuing Lender and the Borrower. The Issuing Lender shall furnish to the Borrower a copy of such Letter of Credit and furnish to each Lender a copy of such Letter of Credit and the amount of each Lender's participation therein pursuant to Section 3.4(a), all promptly following the issuance of such Letter of Credit."

         (l) Section 3.4(a) is hereby deleted in its entirety and the following Section 3.4(a) substituted in lieu thereof:

                           "SECTION 3.4.  L/C Participations.

                           (a) The Issuing Lender irrevocably agrees to grant
                  and hereby grants to each L/C Participant, and, to induce the Issuing Lender to issue Letters of Credit hereunder, each L/C Participant irrevocably agrees to accept and purchase and hereby accepts and purchases from the Issuing Lender, on the terms and conditions hereinafter stated, for such L/C Participant's own account and risk an undivided interest equal to such L/C Participant's Commitment Percentage in the Issuing Lender's obligations and rights under each Letter of Credit issued hereunder and the Dollar Amount of each draft paid by the Issuing Lender thereunder. Each L/C Participant unconditionally and irrevocably agrees with the Issuing Lender that, if a draft is paid under any Letter of Credit for which the Issuing Lender is not reimbursed in full by the Borrower in accordance with the terms of this Agreement, such L/C Participant shall pay to the Issuing Lender upon demand at the Issuing Lender's address for notices specified herein an amount equal to such L/C Participant's Commitment Percentage of the Dollar Amount of such draft in Dollars or an Alternative Currency, as applicable, or any part thereof, which is not so reimbursed and such payments shall thereafter be reflected as Extensions of Credit of the Lenders on the books and records of the Administrative Agent."

         (m) Section 3.5 is hereby deleted in its entirety and the following Section 3.5 substituted in lieu thereof:



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                           "SECTION 3.5. Reimbursement Obligation of the
                  Borrower. The Borrower agrees to reimburse the Issuing Lender on each date on which the Issuing Lender notifies the Borrower of the date and amount or Dollar Amount, as applicable, of a draft paid under any Letter of Credit for the amount or Dollar Amount, as applicable, of (a) such draft so paid and (b) any taxes, fees, charges or other costs or expenses incurred by the Issuing Lender in connection with such payment. Each such payment shall be made to the Issuing Lender at its address for notices specified herein in Dollars or the applicable Alternative Currency, as applicable, and in immediately available funds. Interest shall be payable on any and all amounts remaining unpaid by the Borrower under this Article III from the date such amounts become payable (whether at stated maturity, by acceleration or otherwise) until payment in full at the rate which would be payable on any outstanding Base Rate Loans which were then overdue. If the Borrower fails to timely reimburse the Issuing Lender on the date the Borrower receives the notice referred to in this Section 3.5, the Borrower shall be deemed to have timely given a Notice of Borrowing hereunder to the Administrative Agent requesting the Lenders to make a Base Rate Loan on such date in an amount equal to the amount or Dollar Amount, as applicable, of such drawing and, subject to the satisfaction or waiver of the conditions precedent specified in Article V, the Lenders shall make Base Rate Loans in such amount, the proceeds of which shall be applied to reimburse the Issuing Lender for the amount or Dollar Amount, as applicable, of the related drawing and costs and expenses."

         (n) Section 4.1(c) is hereby deleted in its entirety and the following Section 4.1(c) substituted in lieu thereof:

                           "(c) Applicable Margin. The Applicable Margin
                  provided for in Section 4.1(a) with respect to the Loans (the "Applicable Margin") shall be (i) 0.00% for Base Rate Loans from the Effective Date through March 15, 1999 and 0.250% thereafter and (ii) 1.25% for LIBOR Rate Loans from the effective Date through March 15, 1999 and 1.50% thereafter."

         (o) Section 4.2 is hereby amended by deleting the number "$2,500,000" in the fifth line thereof and substituting the number "$5,000,000" in lieu thereof.

         (p) Section 4.3 is hereby deleted in its entirety and the following Section 4.3 substituted in lieu thereof:

                           "SECTION 4.3.  Fees.

                           (a) Commitment Fee. Commencing on the Effective Date,
                  the Borrower shall pay to the Administrative Agent, for the account of the Lenders, a non-refundable commitment fee on the average daily unused portion of the Aggregate Commitment at a rate per annum which shall be 0.375%. The commitment fee shall



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

                  be payable in arrears on the last Business Day of each fiscal quarter during the term of this Agreement commencing June 30, 1998, and on the Revolving Termination Date. Such commitment fee shall be distributed by the Administrative Agent to the Lenders pro rata in accordance with the Lenders' respective Commitment Percentages.

                           (b) Administrative Agent's and Other Fees. The
                  Borrower agrees to pay to the Administrative Agent, for its account, the fees set forth in the separate fee letter agreement executed by the Borrower and the Administrative Agent dated June 16, 1998."

         (q) Section 8.12 is hereby amended by deleting the period at the end of the first sentence of such Section 8.12 and inserting the following proviso in lieu thereof:

                  "provided that, notwithstanding the foregoing, Agecroft Properties, Inc., shall not be required to execute and deliver a Guaranty Supplement or supplement to the Intercompany Subordination Agreement at any time when the delivery of any such document would conflict with its charter or articles of organization."

         (r) ARTICLE VIII is hereby amended by (i) substituting the Section number 8.15 for the current Section 8.13 and (ii) adding the following Sections.

                  "SECTION 8.13. Year 2000 Compatibility. Take all actions reasonably necessary to assure that Borrower's computer based systems are able to operate and effectively process data which includes dates on and after January 1, 2000. At the request of the Administrative Agent, the Borrower shall provide reasonable assurances satisfactory to the Administrative Agent of the Borrower's Year 2000 compatibility."

                  "SECTION 8.14. Agecroft Intercompany Note. If the Agecroft Prison Spin-off does not occur within thirty (30) days of the completion of construction of the Agecroft Prison as contemplated in the Agecroft Prison Transaction, the Borrower shall pledge and deliver to the Administrative Agent, for the benefit of itself and the Lenders, the promissory note evidencing the intercompany loan by the Borrower to Agecroft Properties, Inc. pursuant to the Agecroft Prison Transaction. Such note delivery shall be accompanied by an updated schedule to the Pledge Agreement reflecting such pledge, and such other documents as are reasonably requested by the Administrative Agent regarding such pledge.

         (s) Section 9.1 is hereby deleted in its entirety and the following Section 9.1 substituted in lieu thereof:



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

                           "SECTION 9.1 Minimum Net Worth. Permit the
                  Consolidated Net Worth of the Borrower and its Subsidiaries at any time to be less than (a) $306,500,000 plus (b) fifty percent (50%) of Consolidated Net Income of the Borrower and its Subsidiaries (if positive) as of each fiscal quarter end occurring after March 31, 1998 plus (c) one hundred percent (100%) of the aggregate Net Cash Proceeds with respect to any offering of capital stock or any exercise of warrants or options exercisable with respect to capital stock of the Borrower or any of its Subsidiaries received after March 31, 1998 plus (d) the aggregate amount of any Subordinated Debt converted into capital stock of the Borrower or any of its Subsidiaries after March 31, 1998."

         (t) SECTION 9.2 is hereby amended by deleting the figure 0.65 and substituting the figure 0.75 in lieu thereof.

         (u) Section 10.1 is hereby amended by deleting the period at the end of Section 10.1(j) and substituting "; and" in lieu therof and by inserting the following text as a new clause (k) immediately following Section 10.1(j):

                           "(j) intercompany Debt between the Borrower and
                  Agecroft Properties, Inc. as contemplated by the Agecroft Prison Transaction which intercompany Debt shall not be required to be subordinated in right and time of payment to the Obligations so long as such subordination would conflict with the charter or articles of organization of Agecroft Properties, Inc."

         (v) Section 10.4 is hereby amended by deleting the period at the end of Section 10.4(g) and substituting "; and" in lieu thereof and by inserting the following text as a new clause (h) immediately following Section 10.4(g):

                  "(h) investments by the Borrower in, and intercompany loans and advances by the Borrower to, Agecroft Properties, Inc., as contemplated in the Agecroft Prison Transaction."

         (w) Section 10.6 is hereby amended by deleting the period at the end of Section 10.6(c) and substituting "; and" in lieu thereof and by inserting the following text as new clauses (d) and (e) immediately following Section 10.6(c):

                  "(d) the leases and subleases by Agecroft Properties, Inc., as contemplated in the Agecroft Prison transaction."

                  "(e) the Agecroft Prison Spin-off; provided that no Default or Event of Default has occurred and is continuing or would result therefrom."

         (x) The following Section 12.10 shall be inserted immediately following Section 12.9:



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



                           "SECTION 12.10 Documentation Agent and Syndication
                  Agent. Neither the Documentation Agent nor the Syndication Agent, in their respective capacities as such, shall have any duties or responsibilities under this Agreement or any other Loan Document."

         (y) Section 13.6 is hereby deleted in its entirety and the following language substituted in lieu thereof:

                  "SECTION 13.6  Binding Arbitration; Waiver of Jury Trial.

                           (a) Binding Arbitration. Upon demand of any party,
                  whether made before or after institution of any judicial proceeding, any dispute, claim or controversy arising out of, connected with or relating to the Notes or any other Loan Documents ("Disputes"), between or among parties to the Notes or any other Loan Document shall be resolved by binding arbitration as provided herein. Institution of a judicial proceeding by a party does not waive the right of that party to demand arbitration hereunder. Disputes may include, without limitation, tort claims, counterclaims, claims brought as class actions, claims arising from Loan Documents executed in the future, or claims concerning any aspect of the past, present or future relationships arising out of or connected with the Loan Documents. Arbitration shall be conducted under and governed by the Commercial Financial Disputes Arbitration Rules (the "Arbitration Rules") of the American Arbitration Association and Title 9 of the U.S. Code. All arbitration hearings shall be conducted in Charlotte, North Carolina. The expedited procedures set forth in Rule 51, et seq. of the Arbitration Rules shall be applicable to claims of less than $1,000,000. All applicable statutes of limitation shall apply to any Dispute. A judgment upon the award may be entered in any court having jurisdiction. Notwithstanding anything foregoing to the contrary, any arbitration proceeding demanded hereunder shall begin within ninety (90) days after such demand thereof and shall be concluded within one-hundred and twenty (120) days after such demand. These time limitations may not be extended unless a party hereto shows cause for extension and then such extension shall not exceed a total of sixty (60) days. The panel from which all arbitrators are selected shall be comprised of licensed attorneys. The single arbitrator selected for expedited procedure shall be a retired judge from the highest court of general jurisdiction, state or federal, of the state where the hearing will be conducted. The parties hereto do not waive any applicable Federal or state substantive law except as provided herein. Notwithstanding the foregoing, this paragraph shall not apply to any Hedging Agreement that is a Loan Document.

                           (b) Jury Trial. THE ADMINISTRATIVE AGENT, EACH LENDER
                  AND THE BORROWER HEREBY ACKNOWLEDGE THAT BY AGREEING TO BINDING ARBITRATION THEY HAVE IRREVOCABLY WAIVED THEIR RESPECTIVE RIGHTS TO A JURY TRIAL WITH RESPECT TO ANY ACTION, CLAIM OR OTHER PROCEEDING ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, THE NOTES OR



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



                  THE OTHER LOAN DOCUMENTS, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THEREUNDER, OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS.

                           (c) Preservation of Certain Remedies. Notwithstanding
                  the preceding binding arbitration provisions, the parties hereto and the other Loan Documents preserve, without diminution, certain remedies that such Persons may employ or exercise freely, either alone, in conjunction with or during a Dispute. Each such Person shall have and hereby reserves the right to proceed in any court of proper jurisdiction or by self help to exercise or prosecute the following remedies: (i) all rights to foreclose against any real or personal property or other security by exercising a power of sale granted in the Loan Documents or under applicable law or by judicial foreclosure and sale, (ii) all rights of self help including peaceful occupation of property and collection of rents, set off, and peaceful possession of property, (iii) obtaining provisional or ancillary remedies including injunctive relief, sequestration, garnishment, attachment, appointment of receiver and in filing an involuntary bankruptcy proceeding, and (iv) when applicable, a judgment by confession of judgment. Preservation of these remedies does not limit the power of an arbitrator to grant similar remedies that may be requested by a party in a Dispute."

         (z) Section 13.9(b)(ii) is hereby amended by deleting the number "$10,000,000" therein and substituting the number $5,000,000 in lieu thereof.

         SECTION 3.  Other Agreements.

         (a) The Borrower shall have until thirty (30) days after the Effective Date to deliver the documents required pursuant Section 8.12 with regard to Prison Holdings, Inc., Mineral Wells Limited Partnership and CCA Capital.

         (b) Notwithstanding anything in the Amended and Restated Credit Agreement to the contrary, the proceeds of any Loans under the Amended and Restated Credit Agreement shall be disbursed into the deposit account of the Borrower specified in the most recent Notice of Account Designation.

         SECTION 4.Conditions to Effectiveness. The effectiveness of this Amendment shall be conditioned upon delivery to the Agent of the following items:

                  (a) Promissory Notes. The Borrower shall issue and deliver to the Administrative Agent, in exchange for the Revolving Credit Notes issued on the Closing Date, duly executed Revolving Credit Notes (substantially in the form of Exhibit A-1 hereto) payable to each Lender in the amount of such Lender's respective Commitment as increased hereby.

                  (b) Pledge Agreement Supplement. The Borrower shall have

         executed and delivered a Pledge Agreement Supplement with regard to Agecroft Properties, Inc. to the Administrative Agent.



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


                  (c) Fees. The Administrative Agent, the Documentation Agent and the Syndication Agent (collectively the "Agents") and each Lender shall receive their respective fees set forth in the fee letter from the Agents and certain of their affiliates to the Borrower dated as of June 16, 1998.

                  (d) Certificate of the Borrower. The Agent shall have received a certificate dated as of the Effective Date from the Borrower, in form and substance satisfactory to the Agent, certifying on behalf of the Loan Parties that all representations and warranties of the Loan Parties contained in this Amended and Restated Credit Agreement and the Loan Documents are true and correct in all material respects; that no Loan Party is in violation of any of the covenants contained in the other Loan Documents; that, after giving effect to the transactions contemplated by this Amended and Restated Credit Agreement, no Default or Event of Default has occurred and is continuing; and that the Loan Parties have satisfied each of the closing conditions regarding this Amended and Restated Credit Agreement to be satisfied thereby.

                  (e) Certificate of Secretary of the Credit Parties. The Administrative Agent shall have received a certificate of the secretary or assistant secretary of each Loan Party certifying on behalf of such Loan Party, as applicable, that the articles of incorporation and bylaws of such Loan Party previously delivered to the Administrative Agent have not been repealed, revoked, rescinded or amended in any respect (or if any such documents have been repealed, revoked, rescinded or amended in any respect, true and correct copies of such documents as of the date hereof); that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors of such Loan Party, authorizing the execution, delivery and performance of this Amended and Restated Credit Agreement and the continued effectiveness of the other Loan Documents; and as to the incumbency and genuineness of the signature of each officer of such Loan Party executing Loan Documents to which such Loan Party is a party.

                  (f) Opinions of Counsel. The Administrative Agent shall have received favorable opinions of counsel to the Loan Parties, dated as of the Effective Date and addressed to the Administrative Agent and Lenders, in form and substance satisfactory to the Administrative Agent.

                  (g) Expenses. Payment of the Borrower of all amount owed pursuant to Section 8 below.

                  (h) Updated Schedules. Receipt by the Administrative Agent of updated copies of Schedule 6.1(a) and Schedule 6.1(b) to the Credit Agreement prepared to as of the Effective Date.

                  (i) Additional Items. Receipt by the Administrative Agent of any other document or instrument reasonably requested by it in connection with the execution of this Amendment.

         SECTION 5. Representations and Warranties; No Default. By its execution hereof, the Borrower hereby certifies on behalf of itself and the other Loan Parties that each of the representations and warranties set forth in the Amended and Restated Credit Agreement and the other Loan Documents is true and correct as of the date hereof as if fully set forth herein and that as of the date hereof no Default or Event of Default has occurred and is continuing.

         SECTION 6. Limited Amendment and Restatement. Except as expressly amended herein, the Credit Agreement and each other Loan Document shall continue to be, and shall remain, in full force and effect (including all monetary limitations and other restrictions applicable to the Borrower and its Subsidiaries and Affiliates) as in existence immediately prior to the date hereof. This Amended and Restated Credit Agreement shall not be deemed (a) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Documents or (b) to prejudice any other right or rights which the Agent or Lenders may now have or may have in the future under or in connection with the Amended and Restated Credit Agreement or the Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated or otherwise modified from time to time.

         SECTION 7. Incorporation. All terms and conditions of the Credit Agreement (including all Exhibits and Schedules thereto), as modified herein, are hereby amended and restated and incorporated herein by this reference thereto as if expressly restated herein in their entirety. Upon the date hereof, all outstanding Obligations shall become Obligations hereunder and the Credit Agreement shall be replaced and superseded by this Amended and Restated Credit Agreement. On the Amendment and Restatement Effective Date, (i) all loans under the Credit Agreement ("Existing Loans") made by any Existing Lender who is not a Lender hereunder (any such Lender, a "Former Lender") shall be repaid in full and the commitments and other obligations and (except as expressly set forth in the Credit Agreement) rights of such Former Lender shall be terminated, (ii) all outstanding Existing Loans shall be deemed Loans hereunder and the Administrative Agent shall make such transfers of funds as are necessary in order that the outstanding balance of such Loans, together with any Loans funded on the Amendment and Restatement Effective Date, reflect the Commitments of the Lenders hereunder, (iii) there shall have been paid in cash in full all accrued but unpaid interest due on the Existing Loans to but excluding the Amendment and Restatement Effective Date, and (iv) there shall have been paid in cash in full all accrued but unpaid fees under the Credit Agreement due to but excluding the Amendment and Restatement Effective Date, and all other amounts, costs and expenses then owing to any of the Former Lenders and/or any of the Administrative Agent under the Credit Agreement as in effect immediately prior to the Amendment and Restatement Effective Date, in each case to the satisfaction of such Person, regardless of whether or not such amounts would otherwise be due and payable at such time pursuant to the terms of the Credit Agreement.

         SECTION 8. Expenses. The Borrower shall pay all reasonable out-of-pocket expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amended and Restated Credit Agreement, including without limitation, the reasonable fees and disbursements of counsel for the Administrative Agent.

         SECTION 9. Confirmation of Guaranty. (a) Each of the Guarantors hereby acknowledges and consents to the terms of this Amended and Restated Credit Agreement and confirm that their respective obligations under the Guaranty shall remain in full force and effect and shall secure the Obligations of the Borrower under this Amended and Restated Credit Agreement, (b) the Borrower hereby confirms that its obligations under the Pledge Agreement shall remain in full force and effect and shall secure the Obligations of the Borrower under this Amended and Restated Credit Agreement and (c) each party hereto acknowledges and consents to the terms of this Amended and Restated Credit Agreement and confirms the validity and enforceability of each Loan Documents.

         SECTION 10. Governing Law. This Amended and Restated Credit Agreement shall be governed by and construed in accordance with the laws of the State of North Carolina.

         SECTION 11. Counterparts. This Amended and Restated Credit Agreement may be executed in separate counterparts, each of which when executed and delivered is an original but all of which taken together constitute one and the same instrument.


                            [SIGNATURE PAGES FOLLOW]

         IN WITNESS WHEREOF, the parties hereto have caused this Amended and Restated Credit Agreement to be duly executed as of the date and year first above written.


                                     BORROWER:

[CORPORATE SEAL]                     CORRECTIONS CORPORATION OF AMERICA

                                     By:/s/ Doctor R. Crants
                                        ---------------------------------------
                                        Name: Doctor R. Crants
                                              ---------------------------------
                                        Title: Chairman, CEO and President
                                               --------------------------------

[CORPORATE SEAL]                     CCA INTERNATIONAL, INC.


                                     By:/s/ Darrell K. Massengale
                                        ---------------------------------------
                                        Name: Darrell K. Massengale
                                              ---------------------------------
                                        Title: President
                                               --------------------------------

[CORPORATE SEAL]                     TRANSCOR AMERICA, INC.


                                     By:/s/ Darrell K. Massengale
                                        ---------------------------------------
                                        Name: Darrell K. Massengale
                                              ---------------------------------
                                        Title: Secretary
                                               --------------------------------

[CORPORATE SEAL]                     CONCEPT INCORPORATED


                                     By:/s/ Darrell K. Massengale
                                        ---------------------------------------
                                         Name: Darrell K. Massengale
                                               --------------------------------
                                         Title: President
                                                -------------------------------



                           [Signature Pages Continue]

[CORPORATE SEAL]                      CORRECTIONAL SERVICES GROUP, INC.


                                      By:/s/ Darrell K. Massengale
                                         --------------------------------------
                                         Name: Darrell K. Massengale
                                               --------------------------------
                                         Title: President
                                                -------------------------------


[CORPORATE SEAL]                      CORRECTIONS PARTNERS, INC.


                                      By:/s/ Darrell K. Massengale
                                         --------------------------------------
                                         Name: Darrell K. Massengale
                                               --------------------------------
                                         Title: President
                                                -------------------------------

[CORPORATE SEAL]                      DIBOLL CORRECTIONAL CENTER, INC.,
                                      a Kentucky corporation


                                      By:/s/ Darrell K. Massengale
                                         --------------------------------------
                                         Name: Darrell K. Massengale
                                               --------------------------------
                                         Title: President
                                                -------------------------------

[CORPORATE SEAL]                      GADSDEN CORRECTIONAL INSTITUTION,
                                      INC., a Kentucky corporation


                                      By:/s/ Darrell K. Massengale
                                         --------------------------------------
                                         Name: Darrell K. Massengale
                                              ---------------------------------
                                         Title: President
                                                -------------------------------



                           [Signature Pages Continue]

[CORPORATE SEAL]                       LEE ADJUSTMENT CENTER, INC., a
                                       Kentucky corporation


                                       By:/s/ Darrell K. Massengale
                                          -------------------------------------
                                          Name: Darrell K. Massengale
                                                -------------------------------
                                          Title: President
                                                 ------------------------------


[CORPORATE SEAL]                       MARION ADJUSTMENT CENTER, INC., a
                                       Kentucky corporation


                                       By:/s/ Darrell K. Massengale
                                          -------------------------------------
                                          Name: Darrell K. Massengale
                                                -------------------------------
                                          Title: President
                                                 ------------------------------


[CORPORATE SEAL]                       OTTER CREEK CORRECTIONAL CENTER,
                                       INC., a Kentucky corporation


                                       By:/s/ Darrell K. Massengale
                                          -------------------------------------
                                          Name: Darrell K. Massengale
                                                -------------------------------
                                          Title: President
                                                 ------------------------------


[CORPORATE SEAL]                       RIVER CITY CORRECTIONAL CENTER,
                                       INC., a Kentucky corporation


                                       By:/s/ Darrell K. Massengale
                                          -------------------------------------
                                          Name: Darrell K. Massengale
                                                -------------------------------
                                          Title: President
                                                 ------------------------------


                           [Signature Pages Continue]

[CORPORATE SEAL]                    USCC AVERY/MITCHELL MANAGEMENT
                                    COMPANY, INC., a North Carolina corporation


                                    By:/s/ Darrell K. Massengale
                                       ----------------------------------------
                                       Name: Darrell K. Massengale
                                             ----------------------------------
                                       Title: President
                                              ---------------------------------


[CORPORATE SEAL]                    USCC PAMLICO MANAGEMENT
                                    COMPANY, INC., a North Carolina corporation


                                    By:/s/ Darrell K. Massengale
                                       ----------------------------------------
                                       Name: Darrell K. Massengale
                                             ----------------------------------
                                       Title: President
                                              ---------------------------------



                           [Signature Pages Continue]

                                        FIRST UNION NATIONAL BANK


                                        By:/s/ William M. Bateman
                                           ------------------------------------
                                           Name: William M. Bateman
                                                 ------------------------------
                                           Title: Senior Vice President
                                                  -----------------------------




                           [Signature Pages Continue]

                                       NATIONSBANK, N.A.


                                       By:/s/ Andrew M. Airheart
                                          -------------------------------------
                                          Name: Andrew M. Airheart
                                                -------------------------------
                                          Title: Senior Vice President
                                                 ------------------------------



                           [Signature Pages Continue]

                                      CANADIAN IMPERIAL BANK OF COMMERCE


                                      By:/s/ Amy S. Trapp
                                         --------------------------------------
                                         Name: Amy S. Trapp
                                               --------------------------------
                                         Title: Authorized Signatory
                                                -------------------------------




                           [Signature Pages Continue]

                                      MERCANTILE BANK NATIONAL
                                      ASSOCIATION


                                      By:/s/ Jeffrey A. Nelson
                                         -------------------------------------
                                         Name: Jeffrey A. Nelson
                                               -------------------------------
                                         Title: Vice President
                                                ------------------------------





                           [Signature Pages Continue]

                                      FIRST TENNESSEE BANK, NATIONAL
                                      ASSOCIATION

                                      By:/s/ Malinda Brown
                                         --------------------------------------
                                         Name: Malinda Brown
                                               --------------------------------
                                         Title: Commercial Loan Officer
                                                -------------------------------





                           [Signature Pages Continue]

                               FUJI BANK, LIMITED, ATLANTA AGENCY


                               By:/s/ Toshihiro Mitsui
                                  ---------------------------------------------
                                  Name: Toshihiro Mitsui
                                        ---------------------------------------
                                  Title: Senior Vice President and Joint
                                         --------------------------------------
                                  General Manager
                                  ---------------------------------------------





                           [Signature Pages Continue]

                                       SOUTHTRUST BANK, N.A.


                                       By:/s/ James M. Sloan, Jr.
                                          -------------------------------------
                                          Name: James M. Sloan
                                                -------------------------------
                                          Title: Vice President
                                                 ------------------------------





                           [Signature Pages Continue]

                                         UNION BANK OF CALIFORNIA, N.A.


                                         By:/s/ Myra Juethen
                                            -----------------------------------
                                            Name: Myra Juethen
                                                  -----------------------------
                                            Title: Vice President
                                                   ----------------------------

                                   EXHIBIT A-1

                   AMENDED AND RESTATED REVOLVING CREDIT NOTE

$                                                              June ___, 1998
 -----------------------------------


         [THIS AMENDED AND RESTATED REVOLVING CREDIT NOTE REPLACES BUT DOES NOT EXTINGUISH THE OBLIGATIONS OF THE BORROWER UNDER THE REVOLVING CREDIT NOTE DATED SEPTEMBER 9, 1996 EXECUTED BY THE BORROWER IN FAVOR OF THE LENDER REFERRED TO BELOW.]


         FOR VALUE RECEIVED, the undersigned, CORRECTIONS CORPORATION OF AMERICA, a corporation organized under the laws of Tennessee (the "Borrower"), hereby promises to pay to the order of (the "Bank"), at the times, at the place and in the manner provided in the Credit Agreement hereinafter referred to, the principal sum of up to ________________ Dollars ($___________________), or, if
less, the aggregate unpaid principal amount of all Revolving Credit Loans disbursed by the Bank under the Credit Agreement referred to below, together with interest at the rates as in effect from time to time with respect to each portion of the principal amount hereof, determined and payable as provided in
Article IV of the Credit Agreement.

         This Note is one of the Revolving Credit Notes referred to in, and is entitled to the benefits of, the Amended and Restated Credit Agreement dated as of June __, 1998 (as amended, restated or otherwise modified, the "Credit Agreement") by and among the Borrower, the lenders (including the Bank) party thereto (the "Lenders"), First Union National Bank, as Administrative Agent, Canadian Imperial Bank of Commerce, as Documentation Agent and NationsBank, N.A., as Syndication Agent. The Credit Agreement contains, among other things, provisions for the time, place and manner of payment of this Note, the determination of the interest rate borne by and fees payable in respect of this Note, acceleration of the payment of this Note upon the happening of certain stated events and the mandatory repayment of this Note under certain circumstances.

         The Borrower agrees to pay on demand all costs of collection, including reasonable attorneys' fees, if any part of this Note, principal or interest, is collected after maturity with the aid of an attorney.

         Presentment for payment, notice of dishonor, protest and notice of protest are hereby waived.

         THIS NOTE IS MADE AND DELIVERED IN THE STATE OF NORTH CAROLINA AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS
OF THE STATE OF NORTH CAROLINA.

         The Debt evidenced by this Note is senior in right of payment to all Subordinated Debt referred to in the Credit Agreement.

         IN WITNESS WHEREOF, the Borrower has caused this Note to be executed under seal by a duly authorized officer as of the day and year first above written.

                                      CORRECTIONS CORPORATION OF AMERICA

[CORPORATE SEAL]

                                      By:
                                         --------------------------------------
                                         Name:
                                              ---------------------------------
                                         Title:
                                                -------------------------------

                                    EXHIBIT J


                          NOTICE OF ACCOUNT DESIGNATION

                             Dated as of: _________


First Union National Bank,
One First Union Center, TW-4
301 South College Street
Charlotte, North Carolina  28288-0608
Attention:  Syndication Agency Services

Ladies and Gentlemen:

         This Notice of Account Designation is delivered to you under the Amended and Restated Credit Agreement dated as of June __, 1998 (as amended, restated or otherwise modified, the "Credit Agreement") by and among Corrections Corporation of America, a corporation organized under the laws of Tennessee (the "Borrower"), the lenders party thereto (the "Lenders"), First Union National Bank, as Administrative Agent, Canadian Imperial Bank of Commerce, as Documentation Agent and NationsBank, N.A., as Syndication Agent.

         1. The Administrative Agent is hereby authorized to disburse all Loan proceeds into the following account(s):

                          ----------------------------
                          ABA Routing Number: _________
                          Account Number: _____________

         2. This authorization shall remain in effect until revoked or until a subsequent Notice of Account Designation is provided to the Administrative Agent.

         3. Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Credit Agreement.

         IN WITNESS WHEREOF, the undersigned has executed this Notice of Account Designation this ________ day of _________, ____.



                                       CORRECTIONS CORPORATION OF AMERICA


                                       By:
                                          --------------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------

                                    SCHEDULES

         The Schedules to this Amended and Restated Credit Agreement have been omitted and are on file at the offices of the Borrower.